UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 3, 2016

Exponent, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18655	77-0218904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

149 Commonwealth Drive, Menlo Park, CA 94025
(Address of Principal Executive Offices) (Zip Code)

(650) 326-9400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 3, 2016, Exponent, Inc. issued a press release announcing its financial results for the fourth quarter ended January 1, 2016.  The press release is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 7.01. Regulation FD Disclosure.

On February 3, 2016, Exponent, Inc. announced that its Board of Directors has declared a quarterly cash dividend of $0.18 per share to be paid on March 25, 2016 to all common stockholders of record as of March 4, 2016.  A copy of the press release announcing the dividend is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1        Press release dated February 3, 2016.

99.2        Press release dated February 3, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exponent, Inc.

Date: February 3, 2016	By:	/s/ Richard L. Schlenker
Name: Richard L. Schlenker
Title: Executive Vice President, Chief Financial Officer, and Corporate Secretary